SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: (Date of Earliest Event Reported):  January 30, 2003
                                                        (January 23, 2003)




                                CRIIMI MAE INC.
           (Exact name of registrant as specified in its charter)

         Maryland                 1-10360                  52-1622022
(State or other jurisdiction    (Commission               (I.R.S. Employer
     of incorporation)           File Number)            Identification No.)




                             11200 Rockville Pike
                         Rockville, Maryland  20852
   (Address of principal executive offices, including zip code, of Registrant)

                               (301) 816-2300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On January 23, 2003, CRIIMI MAE Inc. (the "Company") completed a comprehensive recapitalization of all remaining secured recourse debt incurred in connection with the Company's emergence from Chapter 11 and effected significant management changes. This recapitalization included an equity investment in the Company's common stock, the issuance of subordinated debt and a secured financing in the form of a repurchase transaction. Filed as exhibits to this Current Report on Form 8-K are certain of the operative and constituent documents and agreements evidencing or relating to the recapitalization: (1) Articles of Dissolution of CBO REIT, Inc., filed with the Maryland State Department of Assessments and Taxation on January 23, 2003, (2) Articles of Incorporation of CRIIMI Newco Member, Inc., filed with the Maryland State Department of Assessments and Taxation on January 10, 2003, (3) Bylaws of CRIIMI Newco Member, Inc., effective as of January 10, 2003, (4) Certificate of Formation of CRIIMI Newco, LLC, filed with the Delaware Secretary of State on January 10, 2003, (5) Articles of Incorporation of CBO REIT II, Inc., filed with the Maryland State Department of Assessments and Taxation on January 13, 2003,
(6) Bylaws of CBO REIT II, Inc., effective as of January 13, 2003, (7) Certificate of Amendment of Certificate of Incorporation of CRIIMI MAE CMBS Corp., filed with the Maryland State Department of Assessments and Taxation on January 23, 2003, (8) Certificate of Amendment of Certificate of Incorporation of CRIIMI MAE QRS 1, Inc., filed the Maryland State Department of Assessments and Taxation on January 23, 2003, (9) Senior Subordinated Secured Note Agreement, dated as of January 14, 2003, by and between CRIIMI MAE Inc. and Brascan Real Estate Finance Fund I, L.P., (10) Intercreditor and Subordination Agreement, dated as of January 14, 2003, by and among Bear, Stearns International Limited and Brascan Real Estate Financial Investments LLC, (11) Warrant to Purchase Common Stock of CRIIMI MAE Inc., dated as of January 23, 2003, (12) Repurchase Agreement, dated as of January 14, 2003, among Bear, Stearns International Limited, as Buyer, CRIIMI Newco, LLC, as a Seller, and CBO REIT II, Inc., as a Seller, (13) Amendment No. 2 to Investment Agreement, dated as of January 13, 2003, by and between CRIIMI MAE Inc. and Brascan Real Estate Financial Investments LLC, (14) Company Pledge Agreement, dated as of January 14, 2003, by and between CRIIMI MAE Inc. and Brascan Real Estate Finance Fund I, L.P., (15) Newco Member Pledge Agreement, dated as of January 14, 2003, by and between CRIIMI Newco Member, Inc. and Brascan Real Estate Finance Fund I, L.P.,
(16) Guarantee, dated as of January 14, 2003, by CRIIMI MAE Inc. in favor of Bear, Stearns International Limited, (17) Limited Liability Company Agreement of CRIIMI Newco, LLC, dated as of January 13, 2003, (18) Management Agreement for CRIIMI Newco, LLC, dated as of January 13, 2003, (19) Engagement Letter, dated as of January 14, 2003, by and between CRIIMI MAE Inc. and Bear, Stearns & Co. Inc., (20) Amendment to Employment Agreement of William B. Dockser, dated as of January 14, 2003, (21) Amendment to Employment Agreement of H. William Willoughby, dated as of January 14, 2003, (22) a press release issued by CRIIMI MAE Inc. on January 23, 2003, announcing the completion of the recapitalization. Each of the above referenced documents is hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 2.1 Articles of Dissolution of CBO REIT, Inc., filed with the Maryland State Department of Assessments and Taxation on January 23, 2003.

Exhibit 3.1 Articles of Incorporation of CRIIMI Newco Member, Inc., filed with the Maryland State Department of Assessments and Taxation on January 10, 2003.

Exhibit 3.2   Bylaws of CRIIMI Newco  Member,  Inc.,  effective as of January
              10, 2003.

Exhibit 3.3 Certificate of Formation of CRIIMI Newco, LLC, filed with the Delaware Secretary of State on January 10, 2003.

Exhibit 3.4 Articles of Incorporation of CBO REIT II, Inc., filed with the Maryland State Department of Assessments and Taxation on January 13, 2003.

Exhibit 3.5   Bylaws of CBO REIT II, Inc., effective as of January 13, 2003.

Exhibit 3.6 Certificate of Amendment of Certificate of Incorporation of CRIIMI MAE CMBS Corp., filed with the Maryland State Department of Assessments and Taxation on January 23, 2003.

Exhibit 3.7 Certificate of Amendment of Certificate of Incorporation of CRIIMI MAE QRS 1, Inc., filed the Maryland State Department of Assessments and Taxation on January 23, 2003.

Exhibit 4.1 Senior Subordinated Secured Note Agreement, dated as of January 14, 2003, by and between CRIIMI MAE Inc. and Brascan Real Estate Finance Fund I, L.P.

Exhibit 4.2 Intercreditor and Subordination Agreement, dated as of January 14, 2003, by and among Bear, Stearns International Limited and Brascan Real Estate Financial Investments LLC.

Exhibit 4.3 Warrant to Purchase Common Stock of CRIIMI MAE Inc., dated as of January 23, 2003.

Exhibit 10.1 Repurchase Agreement, dated as of January 14, 2003, among Bear, Stearns International Limited, as Buyer, CRIIMI Newco, LLC, as a Seller, and CBO REIT II, Inc., as a Seller.

Exhibit 10.2 Amendment No. 2 to Investment Agreement, dated as of January 13, 2003, by and between CRIIMI MAE Inc. and Brascan Real Estate Financial Investments LLC.

Exhibit 10.3 Company Pledge Agreement, dated as of January 14, 2003, by and between CRIIMI MAE Inc. and Brascan Real Estate Finance Fund I, L.P.

Exhibit 10.4 Newco Member Pledge Agreement, dated as of January 14, 2003, by and between CRIIMI Newco Member, Inc. and Brascan Real Estate Finance Fund I, L.P.

Exhibit 10.5 Guarantee, dated as of January 14, 2003, by CRIIMI MAE Inc. in favor of Bear, Stearns International Limited.

Exhibit 10.6 Limited Liability Company Agreement of CRIIMI Newco, LLC, dated as of January 13, 2003.

Exhibit 10.7 Management Agreement for CRIIMI Newco, LLC, dated as of January 13, 2003.

Exhibit 10.8 Engagement Letter, dated as of January 14, 2003, by and between CRIIMI MAE Inc. and Bear, Stearns & Co. Inc.

Exhibit 10.9 Amendment to Employment Agreement of William B. Dockser, dated as of January 14, 2003.

Exhibit 10.10 Amendment to Employment  Agreement of H. William  Willoughby,
              dated as of January 14, 2003.

Exhibit 99.1  Press Release issued by CRIIMI MAE Inc. on January 23, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CRIIMI MAE Inc.




Dated: January 30, 2003              /s/Cynthia O. Azzara
                                     ----------------------------------
                                     Senior Vice President/Chief
                                       Financial Officer

                              EXHIBIT INDEX

Exhibit
No. Description
-------------------------------------------------------------------------------

* Exhibit 2.1         Articles of Dissolution of CBO REIT, Inc.
* Exhibit 3.1         Articles of Incorporation of CRIIMI Newco Member, Inc.
* Exhibit 3.2         Bylaws of CRIIMI Newco Member, Inc.
* Exhibit 3.3         Certificate of Formation of CRIIMI Newco, LLC
* Exhibit 3.4         Articles of Incorporation of CBO REIT II, Inc.
* Exhibit 3.5         Bylaws of CBO REIT II, Inc.
* Exhibit 3.6         Certificate of Amendment of Certificate of Incorporation
                        of CRIIMI MAE CMBS Corp.
* Exhibit 3.7         Certificate of Amendment of Certificate of Incorporation
                        of CRIIMI MAE QRS 1, Inc.
* Exhibit 4.1         Senior Subordinated Secured Note Agreement
* Exhibit 4.2         Intercreditor and Subordination Agreement
* Exhibit 4.3         Warrant to Purchase Common Stock of CRIIMI MAE Inc.
* Exhibit 10.1        Repurchase Agreement
* Exhibit 10.2        Amendment No. 2 to Investment Agreement
* Exhibit 10.3        Company Pledge Agreement
* Exhibit 10.4        Newco Member Pledge Agreement
* Exhibit 10.5        Guarantee
* Exhibit 10.6        Limited Liability Company Agreement of CRIIMI Newco, LLC
* Exhibit 10.7        Management Agreement for CRIIMI Newco, LLC
* Exhibit 10.8        Engagement Letter
* Exhibit 10.9        Amendment to Employment Agreement of William B. Dockser
* Exhibit 10.10       Amendment to Employment Agreement of H. William Willoughby
* Exhibit 99.1        Press Release issued by CRIIMI MAE Inc.

*Filed herewith.